Taxes On Income	12 Months Ended
Dec. 31, 2011
Taxes On Income [Abstract]
Taxes On Income
Note 14 - Taxes on Income

A.            Israeli Taxation

(1)	Israeli income tax is computed on the basis of the Company's results in New Israeli Shekels ("NIS") determined for statutory purposes.

Pursuant to the Encouragement Capital Investments Law -1959 (the "Law"), the Company was awarded "Approved Enterprise" status under the government alternative benefits path ("Alternative Path") beginning in 1999, upon completion of the project as approved by the Investment Center. The program is for investments in the development of infrastructure and for investments in locally produced and imported equipment. The main benefits to which the Company will be entitled, if it implements all the terms of an approved program, are the exemption from tax on income deriving from an Approved Enterprise, and reduced tax rates on dividends originating from this income (if distributed within a certain time limit).

Under the Alternative Path, the income derived from an Approved Enterprise will be exempt from tax for a ten-year period, commencing on the date that taxable income is first generated by the Approved Enterprise (limited to the earlier of a maximum period of 12 years from the year of commencement of operations or 14 years from the year the approval letter was received).

Dividend distributions originating from income of an Approved Enterprise will be subject to a withholding tax at the shareholders level at the rate of 15%, provided that the dividend is distributed during the period stipulated under Israeli law.

In the event of a dividend distribution (including withdrawals and charges that are deemed to be dividends) out of the income originating from the Approved Enterprise, and on which the Company received a tax exemption, the distribution is subject to corporate taxes at rates varying from 10% - 25% (currently 25%) depending on the percentage of foreign investment holding in the Company as defined by the Law.

If the Company derives income from sources other than the Approved Enterprise during the relevant period of benefits, such income will be taxable at regular corporate tax rates (see (4) below).

In 2005, an amendment to the Law was enacted (the "2005 Amendment"). Provisions of the 2005 Amendment which apply to the Company are as follows:

a.
Companies that meet the criteria of the Alternative Path of tax benefits will receive those benefits (now called "Beneficiating Enterprise" benefits) without prior approval. In addition, there will be no requirement to file reports with the Investment Center. Companies will be required to notify the Israeli Income Tax Authorities regarding the implementation of the Alternative Path. Audit will take place via the Income Tax Authorities as part of the tax audits. Request for pre-ruling is possible.

b.	Tax benefits of the Alternative Path include lower tax rates or zero tax depending on the investment zone and the path chosen, lower tax rates on dividends and accelerated depreciation.

c.	In order to receive benefits in the Grant Path or the Alternative Path, the Industrial Enterprise must contribute to the economic independence of Israel's economy in one of the following ways:

1.	Its primary activity is in the Biotechnology or Nanotechnology fields and pre-approval is received from the head of research and development at the Office of the Chief Scientist;

2.	Its revenue from a specific country is not greater than 75% of its total revenues that year;

3.	25% or more of its revenues are derived from a specific foreign market of at least 12 million residents.

The 2005 Amendment does not apply retroactively for investment programs having an Approved Enterprise approval certificate from the Investment Center issued up to December 31, 2004 (even when investments under these programs are conducted after January 1, 2005). Consequently, the amendments should not impact an existing Approved Enterprise, which received prior written approval. The new tax regime shall apply for a new Approved Enterprise and for an Approved Enterprise expansion for which the first year of benefits may be as early as 2004.

(2)
As of December 31, 2011, the Company has no tax loss carryforwards in Israel except for capital losses of approximately $13,700 which are available to offset future taxable capital gains for indefinite period

(3)
As explained above, the Israeli Company is exempt from tax for a ten-year period.  Therefore, the Israeli Company has not recorded deferred tax assets and liabilities. Out of the Company's accumulated deficit as of December 31, 2011, approximately $12,700 are tax-exempt earnings attributable to its Approved Enterprise and approximately $28,200 are tax-exempt earnings attributable to its Beneficiating Enterprise. The tax-exempt income attributable to the Approved and Beneficiating Enterprises cannot be distributed to shareholders without subjecting the Company to taxes. If these retained tax-exempt profits are distributed, the Company would be taxed at the reduced corporate tax rate applicable to such profits (currently- 25% pursuant to the implementation of the Investment Law). According to the 2005 Amendment, tax-exempt income generated under the Beneficiating Enterprise will be taxed upon dividend distribution or complete liquidation, whereas tax exempt income generated under the Approved Enterprise will be taxed only upon dividend distribution (but not upon complete liquidation, as the tax liability will be incurred by the shareholders). As of December 31, 2011, if the income attributed to the Approved Enterprise were distributed as dividend, the Company would incur a tax liability of approximately $3,200. If income attributed to the Beneficiating Enterprise were distributed as dividend, or upon liquidation, the Company would incur a tax liability in the amount of approximately $7,100. These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

(4)
On July 14, 2009, the Knesset (the Israeli parliament) passed the Economic Efficiency Law (Legislation Amendments for Implementation of the 2009 and 2010 Economic Plan) - 2009, which provided, inter-alia, an additional gradual reduction in the regular company tax rate to 18% as from the 2016 tax year. In accordance with the aforementioned amendments, the regular company tax rates applicable as from the 2009 tax year are as follows: in the 2009 tax year- 26%, in the 2010 tax year - 25%, in the 2011 tax year - 24%, in the 2012 tax year - 23%, in the 2013 tax year - 22%, in the 2014 tax year - 21%, in the 2015 tax year - 20% and as from the 2016 tax year the regular company tax rate will be 18%. The aforementioned change in the tax rates had no material impact on the Company's financial position or results of operations, since the Israeli company is currently tax exempt as explained above.

On December 5, 2011 the Knesset approved the Law to Change the Tax Burden (Legislative Amendments) – 2011. According to the law, the tax reduction that was provided in the Economic Efficiency Law, as aforementioned, will be cancelled and the regular company statutory tax rate will be 25% as from 2012.

(5)	In 2009, the Company signed a settlement agreement with the Israeli Tax Authorities (ITA) for fiscal years 2004 through 2007 (see also Note 14(F) below).

(6)	The 2010 Amendment to the Law for the Encouragement of Capital Investments – 1959

On December 29, 2010 an amendment to the Law for the Encouragement of Capital Investments – 1959 was approved (hereinafter – "the 2010 Amendment"). The 2010 Amendment was published in the Official Gazette on January 6, 2011. The 2010 Amendment is effective from January 1, 2011 and its provisions will apply to preferred income derived or accrued in 2011 and thereafter by a preferred company, per the definition of these terms in the 2010 Amendment. Companies can choose to not be included in the scope of the 2010 Amendment and to stay in the scope of the Law before its amendment until the end of the benefits period. The 2012 tax year is the last year companies can choose as the year of election, providing that the minimum qualifying investment began in 2010.

The 2010 Amendment provides that only companies in Development Area A will be entitled to the grants track and that they will be entitled to receive benefits under this track and under the tax benefits track at the same time. In addition, the existing tax benefit tracks were eliminated (the tax exempt track, the "Ireland track" and the "Strategic" track) and two new tax tracks were introduced in their place, a preferred enterprise and a special preferred enterprise, which mainly provide a uniform and reduced tax rate for all the company's income entitled to benefits, such as: for a preferred enterprise – in the 2011-2012 tax years – a tax rate of 10% for Development Area A and of 15% for the rest of the country, in the 2013-2014 tax years – a tax rate of 7% for Development Area A and of 12.5% for the rest of the country, and as from the 2015 tax year – 6% for Development Area A and 12% for the rest of the country. Furthermore, an enterprise that meets the definition of a special preferred enterprise is entitled to benefits for a period of 10 consecutive years and a reduced tax rate of 5% if it is located in Development Area A or of 8% if it is located in a different area.

The 2010 Amendment also provides that no tax will apply to a dividend distributed out of preferred income to a shareholder that is a company, for both the distributing company and the shareholder. A tax rate of 15% shall continue to apply to a dividend distributed out of preferred income to an individual shareholder or foreign resident, subject to double taxation prevention treaties, similar to the provisions of the existing law. Furthermore, the 2010 Amendment provides relief with respect to tax paid on a dividend received by an Israeli company from profits of an approved/alternative/beneficiary enterprise that accrued in the benefits period according to the version of the law before its amendment, if the company distributing the dividend notifies the tax authorities by June 30, 2015 that it is applying the provisions of the 2010 Amendment and the dividend is distributed after the date of the notice.

As of the December 31, 2011, the Company has not chosen the election of the Amendment to the law. Under the Company's current tax status, the Company is eligible for tax exemption through 2021.

B.	Foreign subsidiaries

As of December 31, 2011, all of the Company's subsidiaries had accumulated net operating loss carryforwards of approximately $38,047. Operating loss carryforwards in the Japanese subsidiary, totaling approximately $23,615, will expire through 2021. Operating loss carryforwards in the German and French subsidiaries amounted to approximately $9,915 and $4,517, respectively, and can be carried forward indefinitely.

C.	Profit (loss) before tax and income tax benefit (expense) included in the consolidated statements of operations

	Year ended December 31,
	2011	2010	2009
Profit (loss) before taxes on income
and non controlling interest:
Israel	$6,598	$8,232	$12,096
Foreign jurisdiction	7,729	1,318	(194)
	14,327	9,550	11,902

Current tax benefit (expense):
Israel	(1,002)	(294)	500
Foreign jurisdiction	(1,565)	(1,195)	(179)
	(2,567)	(1,489)	321

Deferred taxes (see Note 14D):
Israel	-	-	-
Foreign jurisdiction	409	127	1,221
	409	127	1,221

Income tax benefit (expense)	$(2,158)	$(1,362)	$1,542

D.           Deferred taxes

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment.

Based upon projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2011. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

The tax effects of significant items comprising the Company's deferred taxes:

	December 31,
	2011	2010
Deferred tax assets:
Tax loss carryforwards of subsidiaries	$13,123	$15,111
Other timing differences	1,550	1,638

Total gross deferred tax assets	14,673	16,749
Valuation allowance	(13,135)	(15,111)

Net deferred tax assets (presented among current assets)	$1,538	$1,638

Long term deferred tax liabilities -
intangible assets acquired in business combination (see Note 16B)	$(5,362)	$(5,871)

The net changes in the total valuation allowance for the years ended December 31, 2011, 2010 and 2009 are $(1,976) and $1,898 and $2,206, respectively.

E.	Reconciliation of statutory tax benefit (expense) to actual income tax benefit (expense)

	Year ended December 31,
	2011	2010		2009
Profit before taxes on income	$14,327		$9,550	$11,902
Tax rate	24%		25%	26%
Computed expected tax	(3,438)		(2,388)	(3,095)
Tax benefits arising from approved enterprises (*)	1,584		2,058	3,145
Changes in unrecognized tax benefits (expense)	(1,471)		(57)	2,561
Permanent difference and other	(311)		64	1,020
Change in valuation allowance	1,976		(1,898)	(2,206)
Foreign tax rate differential	(498)		859	117

Income tax benefit (expense)	$(2,158)	$	(1,362)	$1,542

(*) Net earnings per share – amounts of the benefit resulting from the Approved Enterprises:

Basic	$0.05	$0.07	$0.11
Diluted	$0.05	$0.07	$0.10

F.            Accounting for income tax uncertainties

The Company and its subsidiaries file income tax returns in Israel, the U.S and other foreign jurisdictions. The U.S. subsidiary files income tax returns in federal jurisdictions, and various states within the U.S. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2008.

On June 30, 2009, the Company signed a settlement agreement with the ITA, relating to an audit of its income tax returns for 2004 through 2007. As a result of this agreement, the unrecognized tax benefits decreased significantly. In addition, in January 2010, the German subsidiary signed a settlement agreement with the German Tax Authorities relating to an audit of its income tax returns for 2002 through 2007. This agreement did not have a material impact on the Company's financial position or results of operations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits based on the provisions of FASB ASC Subtopic 740-10, is as follows:

	2011	2010	2009
Balance at January 1	$3,991	$3,974	$7,091
Additions based on tax positions related to the current year	1,479	635	1,497
Additions for tax positions of prior years	-	-	507
Reductions for tax positions of prior years	(169)	(618)	(2,010)
Settlements	-	-	(3,111)
Balance at December 31	$5,301	$3,991	$3,974

Unrecognized tax benefits in the amount of $5,301, if recognized, would affect the effective tax rate of the Company. The Company does not expect unrecognized tax benefits to change significantly over the next 12 months.

During the years ended December 31, 2011, 2010 and 2009 the Company recorded approximately $161, $76 and $248, respectively in interest relating to unrecognized tax benefits in the consolidated statements of operations and accrued $485 and $324 in the balance sheets as of December 31, 2011 and 2010, respectively.